Exhibit 99.1

Central European Distribution Corporation Announces Second Quarter 2012 Results; Company

Completes Restatement for Fiscal Years 2010 and 2011

MT. LAUREL, N.J., Oct. 8, 2012 /PRNewswire/ — Central European Distribution Corporation (NASDAQ: CEDC) today announced its results for the second quarter of 2012. CEDC also announced that it has completed the restatement of its financial statements for fiscal years 2010 and 2011 and has filed an amended annual report on Form 10K/A for the year ended December 31, 2011, and amended quarterly reports on Form 10Q/A for the three and nine months ending September 30th, 2011 and the three months ending March 31st, 2012, with the Securities and Exchange Commission (“SEC”). In addition, CEDC has filed a Form 10Q for the three and six months ending June 30, 2012, that included restated financial statements as of and for the three and six months ending June 30, 2011. CEDC is now current with its SEC filing requirements and expects to regain compliance with applicable NASDAQ and Warsaw Stock Exchange listing rules promptly with these restated filings. All prior period amounts in this press release have been restated.

Financial Restatement

As previously disclosed, upon the recommendation of CEDC’s management, CEDC’s Board of Directors concluded that CEDC’s financial statements for the years ending December 31, 2010 and 2011, should no longer be relied upon because of a failure to reflect the timely reporting of the full amount of retroactive trade rebates and trade marketing refunds provided to the customers of CEDC’s principle operating subsidiary in Russia, the Russian Alcohol Group. The Audit Committee of CEDC’s Board of Directors initiated an internal investigation regarding CEDC’s retroactive trade rebates, trade marketing expenses and related accounting issues. This internal investigation has been completed and CEDC’s management has concluded that the total impact on net income of the restatement for the fiscal years ending on December 31, 2011 and 2010 amounted to $31.6 million and $33.4 million, respectively, and the total impact on EBITDA of the restatement for the fiscal years ending on December 31, 2011 and 2010 amounted to $31.7 million and $30.9 million, respectively. The total cumulative impact of the restatement for the 2010 and 2011 fiscal years did however, exceed certain thresholds as set out in the definitive amended agreements related to CEDC’s strategic alliance with Russian Standard Corporation (“Russian Standard”), through Roust Trading Ltd. As a result, CEDC and Russian Standard have begun discussions regarding this matter.

Second Quarter 2012 Results

For the three months ended June 30, 2012 net sales were $187.2 million as compared to $198.4 million reported for the same period in 2011. CEDC also announced that its net loss on a U.S. GAAP basis (as hereinafter defined), for the second quarter was $93.6 million or $1.23 per fully diluted share, as compared to a net loss of $3.3 million or $0.05 per fully diluted share, for the same period in 2011. On a comparable basis, CEDC announced a net loss of $11.2 million, or $0.15 per fully diluted share, for the second quarter of 2012, as compared to a net loss of $18.0 million, or $0.25 per fully diluted share, for the same period in 2011. The number of fully diluted shares used in computing the earnings per share was 76.2 million for 2012 and 72.5 million for 2011. For a complete reconciliation of comparable net income to net income reported under United States Generally Accepted Accounting Principles (“U.S. GAAP”), please see the section “Unaudited Reconciliation of Non-GAAP Measures”.

Q2 2012 Business summary (in comparison to restated Q2 2011):

•	Net sales of $187 million (-6%), driven by organic growth of 7% which was offset by negative impact of FX (-13%)

•	Overall gross margin improvement from 38% to 40%

•	Comparable operating profit up by 4%

•	Growth of vodka sales in Russia by 4.7% in value, with volume sales almost flat (-1%); Value growth resulting primarily from improved product mix and price increases

•	Domestic sale of vodka in Poland up by 6% in volume and by 20% in value, driven primarily by continued success of Zubrowka Biala and Soplica vodkas as well as better product and SKU mix

“In the second quarter of 2012, the company was focused on improving the operational performance of all of our businesses. In Poland, we achieved organic sales growth both in volume and value. In Russia, we saw operational improvement from previous quarters as steps taken by our new management team were fully implemented. Having completed the restatement process, we can now fully focus on the further development of our business and continuing discussions toward moving forward with the alliance with the Russian Standard Corporation, exploring the growth opportunities it presents,” commented David Bailey, CEO of CEDC.

For further information regarding the second quarter of 2012, a slide presentation will be available on the Investor Relations section of our website at www.cedc.com/investor-relations.

Non-GAAP Financial Information

CEDC has reported net income and fully diluted net income per share in accordance with GAAP and on a non-GAAP basis, referred to in this release as comparable net income. CEDC’s management believes that the non-GAAP reporting giving effect to the adjustments shown in the attached reconciliation provides meaningful information and an alternative presentation useful to investors’ understanding of CEDC’s core operating results and trends. CEDC discusses results and guidance on a comparable basis in order to give investors better insight into underlying business trends from continuing operations. CEDC’s calculation of these measures may not be the same as similarly named measures presented by other companies. These measures are not presented as an alternative to net income computed in accordance with GAAP as a performance measure, and you should not place undue reliance on such measures.

This press release also refers to EBITDA which is considered a non-GAAP financial measure. CEDC’s management believes that EBITDA provides meaningful information and an alternative presentation useful to investors’ understanding of CEDC’s core operating results and trends. CEDC’s calculation of EBITDA may not be the same as similarly named measures presented by other companies. CEDC calculates EBITDA as its net income/ (loss) for the period before interest and other financial expenses, depreciation and amortization, impairment charges and income tax (benefit)/expense. This measure is not presented as an alternative to net income or operating income computed in accordance with GAAP as a performance measure, and you should not place undue reliance on such measures.

About Central European Distribution Corporation

CEDC is one of the largest producers of vodka in the world and Central and Eastern Europe’s largest integrated spirit beverage business. CEDC produces the Green Mark, Absolwent, Zubrowka, Bols, Parliament, Zhuravli, Royal and Soplica brands, among others. CEDC currently exports its products to many markets around the world, including the United States, England, France and Japan.

CEDC also is a leading importer of alcoholic beverages in Poland, Russia and Hungary. In Poland, CEDC imports many of the world’s leading brands, including brands such as Carlo Rossi Wines, Concha y Toro wines, Metaxa Liqueur, Remy Martin Cognac, Sutter Home wines, Grant’s Whisky, Jagermeister, E&J Gallo, Jim Beam Bourbon, Sierra Tequila, Teacher’s Whisky, Campari, Cinzano, and Old Smuggler. CEDC is also a leading importer of premium spirits and wines in Russia with such brands as Concha y Toro, among others.

Cautionary Statement about Forward-Looking Information

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, the transaction with Russian Standard which is subject to regulatory and shareholder approval and further negotiation. Forward looking statements are based on our knowledge of facts as of the date hereof and involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements expressed or implied by our forward looking statements. Such risks include, among others, uncertainties regarding the timing and completion of CEDC’s transaction with Russian Standard and the satisfaction of the conditions thereto, the risk that regulatory approvals of the transaction on the proposed terms will not be obtained on a timely basis, the risk that shareholder approval of the transaction may not be obtained and the risk that Roust Trading may fail to fund some or all of its investment in CEDC.

Investors are cautioned that forward looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward looking statements or to make any other forward looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K/A for the fiscal year ended December 31, 2011, filed with the SEC on October 5, 2012, including statements made under the captions “Item 1A. Risks Relating to Our Business” and in other documents filed by CEDC with the SEC.

Contact:

In the U.S.:

Jim Archbold

Investor Relations Officer

Central European Distribution Corporation

856-273-6980

In Europe:

Anna Załuska

Corporate PR Manager

Central European Distribution Corporation

48-22-456-6061

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

All amounts are expressed in thousands

(except share information)

	June 30, 2012 (unaudited)	December 31, 2011
ASSETS
Current Assets
Cash and cash equivalents	$138,680	$94,410
Accounts receivable, net of allowance for doubtful accounts at June 30, 2012 of $27,387 and at December 31, 2011 of $24,510	213,140	410,866
Inventories	136,826	117,690
Prepaid expenses	21,127	16,538
Other current assets	18,873	23,020
Deferred income taxes	2,217	4,717
Debt issuance costs	6,797	2,962

Total Current Assets	537,660	670,203
Intangible assets, net	457,598	463,848
Goodwill	663,792	670,294
Property, plant and equipment, net	173,446	176,660
Deferred income taxes, net	23,254	21,488
Debt issuance costs	12,100	13,550
Non-current assets held for sale	675	675

Total Non-Current Assets	1,330,865	1,346,515

Total Assets	$1,868,525	$2,016,718

LIABILITIES AND EQUITY
Current Liabilities
Trade accounts payable	$83,066	$144,797
Bank loans and overdraft facilities	57,194	85,762
Obligations under Convertible Senior Notes	270,993	0
Obligations under Debt Security	70,000	0
Income taxes payable	7,363	9,607
Taxes other than income taxes	124,773	189,515
Other accrued liabilities	61,034	48,208
Current portions of obligations under capital leases	956	1,109

Total Current Liabilities	675,379	478,998
Long-term obligations under capital leases	684	532
Long-term obligations under Convertible Senior Notes	0	304,645
Long-term obligations under Senior Secured Notes	917,848	932,089
Long-term accruals	1,978	2,000
Deferred income taxes	84,970	91,128
Commitments and contingent liabilities (Note 15)

Total Long-Term Liabilities	1,005,480	1,330,394
Temporary equity	29,558	0
Stockholders’ Equity
Common Stock ($0.01 par value, 120,000,000 shares authorized, 73,129,194 and 72,740,302 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively)	731	727
Preferred Stock ($0.01 par value, 1,000,000 shares authorized, none issued and outstanding)	0	0
Additional paid-in-capital	1,371,059	1,369,471
Accumulated deficit	(1,231,349)	(1,197,884)
Accumulated other comprehensive income	17,817	35,162
Less Treasury Stock at cost (246,037 shares at June 30, 2012 and December 31, 2011, respectively)	(150)	(150)

Total Stockholders’ Equity	158,108	207,326

Total Liabilities and Equity	$1,868,525	$2,016,718

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

All amounts are expressed in thousands

(except per share information)

	Three months ended June 30,		Six months ended June 30,
	2012	2011 (restated)	2012	2011 (restated)
Sales	$402,750	$425,838	$724,506	$743,919
Excise taxes	(215,549)	(227,482)	(391,316)	(407,209)
Net sales	187,201	198,356	333,190	336,710
Cost of goods sold	111,864	123,708	202,738	209,393

Gross profit	75,337	74,648	130,452	127,317

	40.2%	37.6%	39.2%	37.8%
Selling, general and administrative expenses	68,100	63,756	127,034	119,126
Gain on remeasurement of previously held equity interests	0	0	0	(7,898)

Operating income	7,237	10,892	3,418	16,089

Non operating income / (expense), net
Interest income / (expense), net	(25,606)	(28,361)	(51,908)	(55,213)
Other financial income / (expense), net	(75,430)	19,008	22,158	49,530
Other non operating income / (expense), net	(2,501)	(2,661)	(5,099)	(3,637)

Income / (loss) before income taxes and equity in net losses from unconsolidated investments	(96,300)	(1,122)	(31,431)	6,769

Income tax benefit / (expense)	2,651	(2,211)	(2,034)	(4,190)
Equity in net losses of affiliates	0	0	0	(7,946)

Net loss attributable to the company	(93,649)	(3,333)	(33,465)	(5,367)

Net loss from operations per share of common stock, basic	($1.23)	($0.05)	($0.45)	($0.07)
Net loss from operations per share of common stock, diluted	($1.23)	($0.05)	($0.45)	($0.07)
Other comprehensive income / (loss), net of tax:
Foreign currency translation adjustments	(39,869)	30,428	(17,345)	164,600

Comprehensive income / (loss) attributable to the company	($133,518)	$27,095	($50,810)	$159,233

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

All amounts are expressed in thousands

	Six months ended June 30,
	2012	2011 (restated)
Cash flows from operating activities
Net loss	($33,465)	($5,367)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,843	10,765
Deferred income taxes	(3,809)	(5,671)
Unrealized foreign exchange gains	(20,196)	(50,940)
Stock options fair value expense	1,589	1,336
Equity loss in affiliates	0	7,946
Gain on fair value remeasurement of previously held equity interest	0	(6,397)
Other non cash items	1,042	2,794
Changes in operating assets and liabilities:
Accounts receivable	201,151	274,861
Inventories	(19,190)	(17,033)
Prepayments and other current assets	(6,686)	(13,868)
Trade accounts payable	(69,031)	(59,551)
Other accrued liabilities and payables (including taxes)	(52,929)	(95,541)

Net cash provided by operating activities	8,319	43,334
Cash flows from investing activities
Purchase of fixed assets	(4,781)	(3,169)
Proceeds from the disposal of fixed assets	234	0
Purchase of intangibles	0	(693)
Purchase of trademarks	0	(17,473)
Acquisitions of subsidiaries, net of cash acquired	0	(24,124)

Net cash used in investing activities	(4,547)	(45,459)
Cash flows from financing activities
Borrowings on bank loans and overdraft facility	14,987	30,983
Payment of bank loans, overdraft facility and other borrowings	(37,214)	(34,401)
Debt security, net of debt issuance cost of $838	69,162	0
Repayment of Convertible Senior Notes	(35,532)	0
Issuance of shares in private placement	30,000	0
Decrease in short term capital leases payable	(10)	(277)
Proceeds from options exercised	0	72

Net cash used in financing activities	41,393	(3,623)

Currency effect on brought forward cash balances	(895)	10,166
Net increase in cash	44,270	4,418
Cash and cash equivalents at beginning of period	94,410	122,116

Cash and cash equivalents at end of period	$138,680	$126,534

Supplemental Schedule of Non-cash Investing Activities
Common stock issued in connection with investment in subsidiaries	$0	$23,175

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

UNAUDITED RECONCILIATION OF NON-GAAP MEASURES

All amounts are expressed in thousands

	GAAP Q2-12	A FX	B APB 14	C Advisory costs	D Restructuring Costs	Comparable Q2-12
Sales	$402,750	$0	$0	$0	$0	$402,750
Excise taxes	(215,549)	0	0	0	0	(215,549)
Net Sales	187,201	0	0	0	0	187,201
Cost of goods sold	111,864	0	0	0	0	111,864

Gross Profit	75,337	0	0	0	0	75,337

	40.24%					40.24%
Operating expenses	68,100	0	0	(4,509)	(3,638)	59,953

Operating Income	7,237	0	0	4,509	3,638	15,384

	3.87%					8.22%
Non operating income / (expense), net
Interest income / (expense), net	(25,606)	0	1,442	0	0	(24,164)
Other financial income / (expense), net	(75,430)	75,430	0	0	0	0
Other non operating income, net	(2,501)	0	0	0	0	(2,501)

Income / (loss) before taxes and equity in net income from unconsolidated investments	(96,300)	75,430	1,442	4,509	3,638	(11,281)

Income tax benefit / (expense)	2,651	0	(505)	(1,327)	(728)	91

Net income / (loss) attributable to the company	($93,649)	$75,430	$937	$3,182	$2,910	($11,190)

Net loss from continuing operations per share of common stock, basic	($1.23)					($0.15)

Net loss from continuing operations per share of common stock, diluted	($1.23)					($0.15)

A.	Represents the net after tax impact of the foreign currency revaluation related to our USD and EUR liabilities as a majority of these have been lent down to entities that have the Polish Zloty or Russian Ruble as their functional currency. Also includes the proportional net after tax impact of the foreign currency revaluation related to the foreign currency liabilities included in the earnings of the Russian Alcohol Group as it has the Russian Ruble as its functional currency.
B.	In May 2008, the FASB issued FSP APB 14-1, which impacts the accounting treatment for convertible debt instruments that allow for either mandatory or optional cash settlements. FSP APB 14-1 will impact the accounting associated with our $310.0 million senior convertible notes. This FSP requires us to recognize additional non-cash interest expense on a retrospective basis, based on the market rate for similar debt instruments without the conversion feature. Furthermore, it requires recognizing interest expense in prior periods pursuant to the retrospective accounting treatment. FSP APB 14-1 has become effective beginning in our first quarter of 2009 and is required to be applied retrospectively to all presented periods, as applicable.
C.	Represents one-off legal and other professional service costs associated with transaction with Russian Standard and the restatement process.
D.	Represents one-off restructuring costs associated with the Russian Alcohol Group and the Whitehall Group in Russia.

	GAAP Q2-11	A FX	B APB 14	C Restructuring Costs	D Other Adjustments	Comparable Q2-11
Sales	$425,838	$0	$0	$0	$0	$425,838
Excise taxes	(227,482)	0	0	0	0	(227,482)
Net Sales	198,356	0	0	0	0	198,356
Cost of goods sold	123,708	0	0	0	0	123,708

Gross Profit	74,648	0	0	0	0	74,648

	37.63%					37.63%
Operating expenses	63,756	0	0	0	(3,904)	59,852

Operating Income	10,892	0	0	0	3,904	14,796

	5.49%					7.46%
Non operating income / (expense), net
Interest income / (expense), net	(28,361)	0	1,076	0	0	(27,285)
Other financial income / (expense), net	19,008	(19,008)	0	0	0	0
Other non operating income / (expense), net	(2,661)	0	0	601	0	(2,060)

Income / (loss) before taxes and equity in net income from unconsolidated investments	(1,122)	(19,008)	1,076	601	3,904	(14,549)

Income tax expense	(2,211)	0	(377)	(120)	(781)	(3,489)

Net income /(loss)	($3,333)	($19,008)	$699	$481	$3,123	($18,038)

Net loss from continuing operations per share of common stock, basic	($0.05)					($0.25)

Net loss from continuing operations per share of common stock, diluted	($0.05)					($0.25)

A.	Represents the net after tax impact of the foreign currency revaluation related to our USD and EUR liabilities as a majority of these have been lent down to entities that have the Polish Zloty or Russian Ruble as their functional currency. Also includes the proportional net after tax impact of the foreign currency revaluation related to the foreign currency liabilities included in the earnings of the Russian Alcohol Group as it has the Russian Ruble as its functional currency.
B.	In May 2008, the FASB issued FSP APB 14-1, which impacts the accounting treatment for convertible debt instruments that allow for either mandatory or optional cash settlements. FSP APB 14-1 will impact the accounting associated with our $310.0 million senior convertible notes. This FSP requires us to recognize additional non-cash interest expense on a retrospective basis, based on the market rate for similar debt instruments without the conversion feature. Furthermore, it requires recognizing interest expense in prior periods pursuant to the retrospective accounting treatment. FSP APB 14-1 has become effective beginning in our first quarter of 2009 and is required to be applied retrospectively to all presented periods, as applicable.
C.	Represents one-off restructuring costs associated with the restructuring of the Russian Alcohol Group, composed primarily of write-off of old stock.
D.	Includes elimination costs associated with the re-licensing in Russia. Primarily consists of costs related to facility improvements and preparation of facilities for inspection as well as accounts receivables related to wholesalers who did not obtain required wholesale licenses.